Exhibit 99.1

January 13, 2026

Bristow Group Announces Private Offering of $400 Million Senior

Secured Notes and Satisfaction and Discharge of 6.875% Senior

Secured Notes due 2028

HOUSTON, January 13, 2026 – Bristow Group Inc. (NYSE: VTOL) (the “Company” or “Bristow”) announced today that it has commenced, subject to market conditions and other factors, a private offering of $400 million aggregate principal amount of senior secured notes due 2033 (the “notes”) to eligible purchasers pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

The notes are expected to pay interest semi-annually and will be fully and unconditionally guaranteed, jointly and severally, on a senior secured basis, by the Company’s existing material, wholly owned domestic subsidiaries and certain existing material, foreign subsidiaries, as well as certain future subsidiaries. The notes will be secured by first-priority liens, subject to limited exceptions, on collateral that will consist of certain helicopters and related assets, together with substantially all of the other tangible and intangible property assets of the Company and the subsidiary guarantors (other than certain excluded assets), including approximately 70 pledged aircraft.

The Company will irrevocably deposit all of the net proceeds from the offering with the trustee under the indenture (the “2028 Notes Indenture”) governing its 6.875% Senior Secured Notes due 2028 (the “2028 Notes”) in an amount, together with such additional amounts as are deposited by the Company in connection with the issuance of the notes, sufficient to redeem the 2028 Notes in full on March 1, 2026 and fund the payment of the principal, premium and interest to, but not including, such redemption date and all other sums payable under the 2028 Notes Indenture with respect to the 2028 Notes. As a result (and at the time) of such deposit, the 2028 Notes Indenture will be satisfied and discharged in accordance with its terms with respect to the 2028 Notes (the “Satisfaction and Discharge”).

The notes will be offered and sold to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act, and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. The offer and sale of the notes and the related subsidiary guarantees have not been and will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to purchase the notes or any other securities, nor shall there be any sale of the notes or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful. Any offers of the notes shall be made in the United States only by means of a private offering circular pursuant to Rule 144A under the Securities Act, and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act.

In connection with the offering, the Company has delivered notice of full redemption (the “Redemption Notice”) of the 2028 Notes, conditioned only upon the consummation of a financing transaction that results in net cash proceeds in an amount at least sufficient to fund the Satisfaction and Discharge of the 2028 Notes. The Satisfaction and Discharge of the 2028 Notes will only be made in accordance with the provisions of the 2028 Notes Indenture. As of September 30, 2025, approximately $397 million aggregate principal amount of the 2028 Notes remained outstanding. This press release does not constitute a notice of redemption with respect to the 2028 Notes.

U.S. Bank Trust Company, National Association is the trustee under the 2028 Notes Indenture and is serving as the paying agent for the Satisfaction and Discharge.

About Bristow Group

Bristow Group Inc. is the leading global provider of innovative and sustainable vertical flight solutions. Bristow primarily provides aviation services to a broad base of offshore energy companies and government entities. Our aviation services include personnel transportation, search and rescue (“SAR”), medevac, fixed wing transportation, unmanned systems and ad-hoc helicopter services. Our business is comprised of three operating segments: Offshore Energy Services, Government Services and Other Services. Our energy customers charter our helicopters primarily to transport personnel to, from and between onshore bases and offshore production platforms, drilling rigs and other installations. Our government customers primarily outsource SAR activities whereby we operate specialized helicopters and provide highly trained personnel. Our other services include fixed wing transportation services through a regional airline in Australia and dry-leasing aircraft to third-party operators in support of other industries and geographic markets.

Bristow currently has customers in Australia, Brazil, Canada, Chile, the Dutch Caribbean, the Falkland Islands, Ireland, the Netherlands, Nigeria, Norway, Spain, Suriname, Trinidad, the United Kingdom and the United States.

Forward-Looking Statements Disclosure

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements about our future business, strategy, operations, capabilities and results; financial projections; plans and objectives of our management; expected actions by us and by third parties, including our customers, competitors, vendors and regulators; and other matters. Some of the forward-looking statements can be identified by the use of words such as “believes,” “belief,” “forecasts,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “will,” “would,” “could,” “should” or other similar words; however, all statements in this press release, other than statements of historical fact or historical financial results, are forward-looking statements. Without limiting the generality of the foregoing, such forward-looking statements include statements regarding Bristow’s intention to issue the notes, the final terms of the notes and the offering, the use of proceeds therefrom and the Satisfaction and Discharge of the 2028 Notes. Our forward-looking statements reflect our views and assumptions on the date hereof regarding future events and operating performance. We believe that they are reasonable, but they involve significant known and unknown risks, uncertainties, assumptions and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks, uncertainties and factors that could cause or contribute to such differences include, but are not limited to, those discussed in our Annual Report on Form 10-K, and in particular, the risks discussed in Part I, Item 1A, “Risk Factors” of such report and those discussed in other documents we file with the Securities and Exchange Commission. Accordingly, you should not put undue reliance on any forward-looking statements. There can be no assurance that the offering of the notes will be consummated on the terms described herein or at all.

All forward-looking statements in this press release are qualified by these cautionary statements and are only made as of the date thereof. The forward-looking statements in this press release should be evaluated together with the many uncertainties that affect our businesses, particularly those discussed in greater detail in Part I, Item 1A, “Risk Factors” and Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our Annual Report on Form 10-K and Part I, Item 2, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Part II, Item 1A, “Risk Factors” of our subsequent Quarterly Reports on Form 10-Q. We disclaim any obligation or undertaking, other than as required by law, to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, whether as a result of new information, future events or otherwise.

Investors

Bristow Group Inc.

Jennifer Whalen

InvestorRelations@bristowgroup.com

Media

Bristow Group Inc.

Adam Morgan

Adam.Morgan@bristowgroup.com

SOURCE Bristow Group

Released January 13, 2026